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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): May 7, 2003


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



     Delaware                   000-25469                    13-3845162
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  (State or other             (Commission File             (IRS Employer
  jurisdiction of                 Number)               Identification No.)
   organization)


500-512 Seventh Avenue, New York, New York                        10018
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



          ------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

               99.1 Press Release dated May 7, 2003 regarding iVillage Inc.'s announcement of its financial results for the fiscal quarter ended March 31, 2003 and certain other information.

Item 9. Regulation FD Disclosure.

         On May 7, 2003, iVillage Inc. ("iVillage") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of iVillage's press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to both "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

         The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or "GAAP". In order to fully assess iVillage's financial operating results, management believes that certain non-GAAP financial information is of interest to investors because this information provides additional methods of evaluating iVillage's performance from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges do not meet the GAAP definition of unusual non-recurring items. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, iVillage has provided within the press release a presentation of the nearest comparable GAAP financial measures and a reconciliation of the differences between the GAAP and non-GAAP financial measures presented.


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         To supplement iVillage's consolidated financial statements presented in accordance with GAAP, management uses non-GAAP measures of operating results and net income, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of iVillage's current financial performance and prospects for the future. Specifically, management believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that are not indicative of iVillage's core operating results. In addition, since iVillage has historically reported non-GAAP results to the investment community, management believes the inclusion of non-GAAP financial measures provides consistency in iVillage's financial reporting. Further, these non-GAAP financial measures are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        iVillage Inc.
                                        (Registrant)

         Date:  May 7, 2003             By: /s/ Scott Levine
                                            ------------------------------
                                            Scott Levine
                                            Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------
99.1 Press Release dated May 7, 2003 regarding iVillage Inc.'s announcement of its financial results for the fiscal quarter ended March 31, 2003 and certain other information.